UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2021 (April 19, 2021)

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-fourths of one redeemable warrant	KWAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	KWAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KWAC WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2021, the board of directors (the “Board”) of Kingswood Acquisition Corp. (the “Company”) increased the size of the Board from eight to nine members and appointed Jeremy Mathew Wilder to serve as a director of the Company. Mr. Wilder will serve as a Class 1 director of the Company with a term expiring at the Company’s first annual meeting of stockholders.

Mr. Wilder, 33, has served as General Counsel of Kingswood US, LLC since February 2021. He previously was General Counsel of Hospitality Investors Trust, Inc. from 2017 to 2019 and AR Global, LLC from 2012 to 2017. Mr. Wilder graduated from Nottingham University, UK, with a degree in Politics. He graduated from BPP University Law School, UK, obtaining a GDL, LLB and LPC. Mr. Wilder also received a diploma from New York University in Real Estate Finance and Investment. Jeremy currently holds FINRA licenses 7, 24 and 63.

In connection with his appointment to the Board, Mr. Wilder will enter into a letter agreement and an indemnity agreement on substantially the same terms as the forms thereof previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering, which were previously filed as Exhibits 10.1 and 10.5, respectively, to the Company’s Registration Statement on Form S-1 (File No. 333-249437) and are incorporated herein by reference. Mr. Wilder is the son of Gary Wilder, the Executive Chairman of the Company. Other than the foregoing, there are no family relationships between Mr. Wilder and any of the Company’s other directors or executive officers and there is no arrangement or understanding between Mr. Wilder and any other person pursuant to which he was selected as a director of the Company. Mr. Wilder does not have any direct or indirect material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Wilder will not receive any compensation for serving as director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWOOD ACQUISITION CORP.

	By:	/s/ Michael Nessim
Name: Michael Nessim
Title: Chief Executive Officer

Dated: April 21, 2021